December 31, 2015

DREYFUS MUNICIPAL FUNDS, INC.

Dreyfus AMT-Free Municipal Bond Fund

Dreyfus High Yield Municipal Bond Fund

Supplement to Prospectus

dated December 31, 2015

The following information supplements and supersedes any contrary information contained in the section of the prospectus of Dreyfus AMT-Free Municipal Bond Fund entitled "Shareholder Guide – Choosing a Share Class – Class Z Shares":

Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the fund in exchange for their shares of certain other Dreyfus Funds as a result of the reorganization of such funds and to existing shareholders of the fund who have continuously held fund shares since the date the fund′s shares were classified as Class Z shares.

Effective February 1, 2016, Class Z shares must be purchased directly through the fund's distributor and such purchase must be for fund accounts maintained with the distributor.  See the SAI for more information regarding shareholders eligible to purchase Class Z shares.

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The following information supplements and supersedes any contrary information contained in the section of the prospectus of Dreyfus High Yield Municipal Bond Fund entitled "Shareholder Guide – Choosing a Share Class – Class Z Shares":

Class Z shares generally are offered only to shareholders of the fund who have continuously held fund shares since the date the fund′s shares were classified as Class Z shares.

Effective February 1, 2016, Class Z shares must be purchased directly through the fund's distributor and such purchase must be for fund accounts maintained with the distributor.  See the SAI for more information regarding shareholders eligible to purchase Class Z shares.

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Effective February 1, 2016, the following information supplements and supersedes any contrary information contained in the section of the applicable fund's prospectus entitled "Shareholder Guide – Services for Fund Investors":

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Fund Exchanges – Generally, you can exchange shares worth $500 or more into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

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